UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 5, 2015

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2015, Boston Private Financial Holdings, Inc. (the “Company”) announced that Mark D. Thompson will retire as President of the Company, Chief Executive Officer of Boston Private Bank & Trust (the “Bank”), a member of the Boards of Directors of the Company and the Bank, an employee of the Company and Bank, and from all positions held at any and all other direct or indirect subsidiaries of the Company, effective January 1, 2016. Under the terms of a retirement agreement between Mr. Thompson and the Company (the “Thompson Retirement Agreement”), Mr. Thompson will continue to receive his current annual base salary of $730,000 through December 31, 2015, as well as a bonus equal to the greater of (i) $350,000 and (ii) the Applicable Percentage (as defined in the Thompson Retirement Agreement) of $500,000, payable no later than March 15, 2016.

In addition, (i) the 239,839 shares of outstanding, unvested time-based restricted stock held by Mr. Thompson will remain eligible to vest pro rata with respect to the number of days Mr. Thompson was employed during the applicable vesting period and (ii) the 48,606 shares of outstanding, unvested performance vesting restricted stock held by Mr. Thompson will remain eligible to vest pro rata with respect to the number of days Mr. Thompson was employed during the applicable performance measurement period, subject to achievement, and the extent of achievement, of the applicable performance targets. Mr. Thompson will also receive certain health and a lump sum payment of $15,000 to assist with the cost of future premiums for long-term care insurance. The Thompson Retirement Agreement permits Mr. Thompson to revoke the agreement for a period of seven days, which will lapse on November 12, 2015, at which time if not revoked the Thompson Retirement Agreement will become effective. A copy of the Thompson Retirement Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

A copy of the press release issued by the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Agreement, entered into on November 5, 2015, by and between the Company and Mark D. Thompson

99.1	Press Release, dated November 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

By:	/s/ David J. Kaye
Name:	David J. Kaye
Title:	Chief Financial Officer

Date: November 9, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement, entered into on November 5, 2015, by and between the Company and Mark D. Thompson

99.1	Press Release, dated November 9, 2015